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                             LONGLEAF PARTNERS FUND

                        LONGLEAF PARTNERS SMALL-CAP FUND

                                   Series of

                         LONGLEAF PARTNERS FUNDS TRUST

                               Investment Counsel

                      SOUTHEASTERN ASSET MANAGEMENT, INC.
                          6075 Poplar Ave., Suite 900
                               Memphis, TN 38119

                         (800) 488-4191 (901) 761-2474

                                     LOGO

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                 SUPPLEMENT TO PROSPECTUS DATED MARCH 24, 1997
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                  PROPOSED CHANGES IN INVESTMENT RESTRICTIONS

Longleaf Partners Fund and Longleaf Partners Small-Cap Fund will hold their 1997 Annual Meeting of Shareholders on May 13, 1997. At this Meeting, shareholders will vote on re-election of the Board of Trustees and ratification of the selection of the independent public accountants, as well as considering the following proposals:

     - Approval or disapproval of a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental policies, thereby changing the Fund from a diversified fund under the Investment Company Act of 1940 which requires that at least 75% of the portfolio be diversified, to a non-diversified fund using the IRS diversification standards which require that at least 50% of the portfolio be diversified.

     - Approval or disapproval of several proposals to amend the Funds' fundamental investment restrictions to eliminate those no longer required by state law and provide the Funds with additional investment flexibility. Proposed changes include, among others, increasing the Funds' limitation on borrowing from 15% to 30% of total assets and authorizing the use of put and call options and combinations of such options, primarily for purposes of hedging including hedging portfolio holdings in foreign securities with foreign currency thereby enabling the Funds to reduce market risks and manage tax liabilities more effectively.

If these proposals are approved by shareholders, the Funds will issue a new Prospectus containing these and other changes. In the new Prospectus, the Funds will be able to invest a maximum of 30% of total assets in foreign securities, compared with 20% at present. Prospective shareholders may obtain additional information by calling the Funds at (800) 761-2509.

               CLOSING OF LONGLEAF PARTNERS FUND TO NEW INVESTORS

Longleaf Partners Fund has been closed to new investors since September 15, 1995. Investors having existing accounts may add to these accounts at any time. Should any current investor reduce that account below the minimum initial investment of $10,000 or close the account, no further investments can be made until the Fund has been reopened to the public.

The Fund will accept new accounts from family members and relatives of current investors; from affiliates of current investors, which includes individuals who are participants in a profit sharing or other retirement plan which is invested in Longleaf Partners Fund; and from investors having private accounts managed by Southeastern Asset Management, Inc. and affiliates of such accounts.

These limitations on new and additional investments do not apply to Longleaf Partners Small-Cap Fund, which is also offered through this Prospectus, and the Small-Cap Fund continues accepting applications for new accounts.